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                                                                    Exhibit 23.2
                                                                    ------------

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



  As an independent public accountant, I hereby consent to the incorporation of my report included in this Form 10-K into Intercell Corporation's previously filed Registration Statement on Form S-8, No. 333-604.



                                 /s/ Mark Shelley, CPA


January 1, 1997